Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|     Preliminary proxy statement
|_|     Confidential, for use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
|X|     Definitive proxy statement
|_|     Definitive additional materials
|_|     Soliciting material pursuant to Rule 14a-12


                         Lexington B & L Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|     No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:
                N/A
--------------------------------------------------------------------------------
(2)     Aggregate number of securities to which  transactions  applies:
                N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                N/A
--------------------------------------------------------------------------------
(4)     Proposed maximum aggregate value of transaction:
                N/A
--------------------------------------------------------------------------------
(5)     Total Fee paid:
                N/A
--------------------------------------------------------------------------------
|_|     Fee paid previously with preliminary materials
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:
                N/A
--------------------------------------------------------------------------------
(2)     Form, schedule or registration statement no.:
                N/A
--------------------------------------------------------------------------------
(3)     Filing party:
                N/A
--------------------------------------------------------------------------------
(4)     Date filed:
                N/A
--------------------------------------------------------------------------------

                                December 21, 2001



Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Lexington B & L Financial Corp. The meeting will be held at the main office of B & L Bank, 205 S. 13th Street, Lexington, Missouri, on Tuesday, January 22, 2002 at 10:00 a.m., local time.

        The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Moore, Horton & Carlson, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

        It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

        We look forward to seeing you at the meeting.

                                    Sincerely,

                                    /s/ Erwin Oetting, Jr.

                                    Erwin Oetting, Jr.
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         LEXINGTON B & L FINANCIAL CORP.
                               205 S. 13TH STREET
                            LEXINGTON, MISSOURI 64067
                                 (660) 259-2247
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

        The annual meeting of stockholders of Lexington B & L Financial Corp. ("Company") will be held at the main office of B & L Bank, 205 S. 13th Street, Lexington, Missouri, on Tuesday, January 22, 2002, at 10:00 a.m., local time, for the following purposes:

        1.     To elect three directors of the Company;

        2. To ratify the appointment of Moore, Horton & Carlson, P.C. as independent auditors for the Company for the fiscal year ending September 30, 2002; and

        3. To transact any other business that may properly come before the meeting.

        NOTE: The Board of Directors is not aware of any other business to come before the meeting.

        Stockholders of record at the close of business on November 30, 2001 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

        Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ E. Steva Vialle

                                            E. Steva Vialle
                                            SECRETARY

Lexington, Missouri
December 21, 2001

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                         LEXINGTON B & L FINANCIAL CORP.


                  --------------------------------------------

                                 PROXY STATEMENT

                  --------------------------------------------


        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lexington B & L Financial Corp. ("Lexington" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for B & L Bank. The annual meeting will be held at the main office of B & L Bank, 205 S. 13th Street, Lexington, Missouri, on Tuesday, January 22, 2002, at 10:00 a.m., local time.
This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about December 21, 2001.

--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

WHO CAN VOTE AT THE MEETING

        You are entitled to vote your Lexington common stock if the records of the Company showed that you held your shares as of the close of business on November 30, 2001. As of the close of business on that date, a total of 765,452 shares of Lexington common stock were outstanding and entitled to vote. Each share of common stock has one vote. As provided in the Company's Articles of Incorporation, record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

        If you are a beneficial owner of Lexington common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Lexington common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

        The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

        In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by an affirmative vote of a majority of the shares present in person or by proxy at the annual meeting. Votes that are withheld will have the same effect as a negative vote and broker non-votes will have no effect on the outcome of the election. In voting on the approval of the ratification of the appointment of Moore, Horton & Carlson, P.C. as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the shares present in person or by proxy at the annual meeting. On this matter, abstentions will have the same effect as a negative vote and broker non-votes will have no effect on the voting.

VOTING BY PROXY

        This proxy statement is being sent to you by the Board of Directors of the Company for the purpose of requesting that you allow your shares of Lexington common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Lexington common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees for director and "FOR" ratification of Moore, Horton & Carlson, P.C. as independent auditors.

        If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Lexington common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

        You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

        If your Lexington common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the voting instruction form from your broker or bank that accompanies this proxy statement.

PARTICIPANTS IN B & L BANK'S ESOP

        If you participate in the B & L Bank Employee Stock Ownership Plan, the proxy card represents a voting instruction to the trustees. Each participant in the B & L Bank ESOP may direct the trustees as to the manner in which shares of Lexington common stock allocated to the participant's plan account are to be voted. Unallocated shares of common stock held by the B & L Bank ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

--------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

--------------------------------------------------------------------------------

        The following table provides information as of November 30, 2001 with respect to persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                              PERCENT OF
                                          NUMBER OF          COMMON STOCK
NAME AND ADDRESS                        SHARES OWNED         OUTSTANDING
------------------                 ----------------------  ----------------
B & L Bank                               101,200(1)              13.2%
Employee Stock Ownership Plan
205 S. 13th Street
Lexington, Missouri  64067

Erwin Oetting, Jr.                        57,258(2)               7.3
205 S. 13th Street
Lexington, Missouri 64067

Jeffrey L. Gendell                        55,000(3)               7.2
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
200 Park Avenue, Suite 3900
New York, New York 10166

E. Steva Vialle                           47,854(4)               6.1
205 S. 13th Street
Lexington, Missouri 64067
-------------------------------
(1) Includes 46,004 shares that have not been allocated to participants' accounts and 55,196 shares that have been allocated to participants' accounts. Under the terms of the B & L Bank ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. The trustees of the B & L Bank ESOP are Erwin Oetting and E. Steva Vialle, both of whom are directors and executive officers of the Company.
(2) Includes 11,898 shares allocated to Mr. Oetting under the B & L Bank ESOP as to which Mr. Oetting has voting power but not investment power. Also includes 20,240 shares that may be acquired within 60 days of November 30, 2001 through the exercise of stock options.
(3) Information concerning the shares owned by Mr. Gendell and related entities was obtained from an amended Schedule 13G dated February 15, 2001. According to this filing, Mr. Gendell has shared voting and dispositive power with respect to 55,000 shares, Tontine Financial Partners, L.P. has shared voting and dispositive power with respect to 55,000 shares, and Tontine Management, L.L.C. has shared voting and dispositive power with respect to 55,000 shares.
(4) Includes 8,900 shares allocated to Mr. Vialle under the B & L Bank ESOP as to which Mr. Vialle has voting power but not investment power. Also includes 14,168 shares that may be acquired within 60 days of November 30, 2001 through the exercise of stock options.

        The following table provides information about the shares of Lexington common stock that may be considered to be owned by each director or nominee for director of the Company and by all directors and executive officers of the Company as a group as of November 30, 2001. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                                 NUMBER OF SHARES
                                            NUMBER OF               THAT MAY BE            PERCENT OF
                                          SHARES OWNED            ACQUIRED WITHIN            COMMON
                                           (EXCLUDING                60 DAYS BY               STOCK
                NAME                       OPTIONS)(1)            EXERCISING OPTIONS       OUTSTANDING(5)
     ----------------------------   ------------------------  -------------------------  -----------------
     Erwin Oetting, Jr.                       37,018                  20,240                   7.3%

     Steve Oliaro                             12,724(2)                5,060                   2.3

     Norman Vialle                             9,524(3)                5,060                   1.9

     Charles R. Wilcoxon                       9,024                   5,060                   1.8

     E. Steva Vialle                          33,686(4)               14,168                   6.1

     William J. Huhmann                       30,955                       0                   4.0

     All Executive Officers and              167,570                  65,780                  28.1
     Directors as a Group (10 persons)

------------------------------------
(1) Shares allocated under the B & L Bank ESOP, as to which the holder has voting power but not investment power, are included as follows: Mr. Oetting, 11,898 shares; Mr. Steva Vialle, 8,900 shares; all executive officers and directors as a group, 35,470 shares.
(2) Includes 3,000 shares owned by a company controlled by Mr. Oliaro and 800 shares owned by Mr. Oliaro's spouse.
(3) Includes 8,512 shares owned by trusts for which Mr. Vialle serves as trustee.
(4)     Includes 223 shares owned by Mr. Vialle's spouse.
(5) Percentages with respect to each person or group of persons have been calculated on the basis of 765,452 shares of Lexington common stock, which is the number of shares of the Company's common stock outstanding and entitled to vote as of November 30, 2001, plus the number of shares that may be acquired within 60 days of that date through the exercise of stock options.

--------------------------------------------------------------------------------

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

        The Company's Board of Directors consists of six members. Three of them are independent directors and three are members of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve three-year terms and one director will be elected to serve a two-year term, or until their successors have been elected and qualified. The nominees to serve three-year terms are Erwin Oetting, Jr. and Steve Oliaro, who are currently directors of the Company and B & L Bank. The nominee to serve a two-year term is William J. Huhmann who is also a director of the Company.

        It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. OETTING, OLIARO AND HUHMANN.

        Information regarding the nominees for election at the annual meeting, as well as information regarding the continuing directors whose terms expire in 2003 and 2004, is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of September 30, 2001. The indicated period for service as a director includes service as a director of B & L Bank. There are no family relationships among the directors and executive officers except that Norman Vialle is the uncle of E. Steva Vialle.

                        NOMINEE FOR ELECTION AS DIRECTORS

        The directors standing for election are:

        ERWIN OETTING, JR. Mr. Oetting is the President and Chief Executive Officer of the Company and President, Chairman of the Board and Chief Executive Officer of B & L Bank. Mr. Oetting is 61 years old and has been a director since 1966.

        STEVE OLIARO. Mr. Oliaro is the owner of Baker Memorials, Inc. and sole proprietor of Custom Grafix Design, both in Lexington, Missouri. Mr. Oliaro is 56 years old and has been a director since 1989.

        WILLIAM J. HUHMANN. Mr. Huhmann has served as Senior Vice President and Chief Financial Officer of the Company since September 1997 and of B & L Bank since April 2000. Mr. Huhmann served as Chairman and Chief Financial Officer of Lafayette County Bank from 1991 until April 2000. Mr. Huhmann is 62 years old and has been a director since April 2001.

                         DIRECTORS CONTINUING IN OFFICE

        The following directors have terms ending in 2003:

        NORMAN VIALLE. Mr. Vialle is the retired owner and operator of Maid-Rite Drive-In, Lexington, Missouri. Mr. Vialle is 75 years old and has been a director since 1964.

        CHARLES R. WILCOXON. Mr. Wilcoxon is a retired businessman. Mr. Wilcoxon is 89 years old and has been a director since 1962.

        The following director has a term ending in 2004:

        E. STEVA VIALLE. Mr. Vialle is Executive Vice President, Chief Operating Officer and Secretary of the Company and B & L Bank. Mr. Vialle is 50 years old and has been a director since 1992.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors of the Company conducts its business through meetings of the Board and its committees. During the fiscal year ended September 30, 2001, the Board of Directors of the Company held nine meetings. No director of the Company attended fewer than 75% of the total meetings of the Board and committees on which such Board member served during this period.

        Messrs. Erwin Oetting, Jr., Steve Oliaro, Norman Vialle, Charles R. Wilcoxon, and E. Steva Vialle currently serve on the audit committee. The audit committee receives and reviews reports prepared by the Company's outside auditor. The entire Board of Directors functions as a compensation committee to review and establish annual employee salary increases and bonuses. During the fiscal year ended September 30, 2001, the Board of Directors met nine times in its capacity as an audit committee and one time in its capacity as a compensation committee.

DIRECTORS' COMPENSATION

        All of the Directors of the Company currently serve on the Board of Directors of B & L Bank. Non- employee directors of B & L Bank receive a fee of $750 per month. No additional compensation is paid for service on the Board of Directors of the Company.

        B & L Bank has adopted a retirement plan to help ensure the retention of directors of experience and ability in key positions of responsibility by providing such directors with a retirement benefit upon their retirement from the Board of Directors. The plan provides that a director who retires from the Board with specified years of service will be designated a director emeritus and continue to receive the compensation payable to members of the Board for a period of five years following retirement. The same benefit would be payable to the director (or his designated beneficiary) in the event of his death or disability while serving on the Board if the director was otherwise eligible to receive the normal retirement benefit. In the event of a change in control of B & L Bank (as defined in the plan), the plan provides that all directors would be deemed retired and the then present value of the normal retirement benefit would be payable in a lump sum to each director on the effective date of the change in control.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

        The following information is furnished for Mr. Oetting.  No other executive officer of the Company or its subsidiaries  received salary and bonus of $100,000 or more during the year ended September 30, 2001.

                                                                                      LONG-TERM COMPENSATION
                                                                                 --------------------------------
                                                ANNUAL COMPENSATION                           AWARDS
                                       --------------------------------------    --------------------------------
                                                                   OTHER                           SECURITIES
                                                                   ANNUAL          RESTRICTED      UNDERLYING        ALL OTHER
NAME AND PRINCIPAL                                              COMPENSATION      STOCK AWARDS    OPTIONS/SARS      COMPENSATION
POSITIONS                      YEAR    SALARY($)    BONUS($)     ($)(1)(2)             ($)             (#)             ($)(3)
--------------------------     -----   ----------   ---------  --------------    ---------------  -------------    --------------
Erwin Oetting, Jr.,            2001       $95,848      $8,108          $3,000          --              --             $ 21,955
   President and Chief         2000        80,875       8,015           9,806          --              --               21,955
   Executive Officer           1999        79,560       7,793          10,785          --              --               25,379

------------------------
(1) Does not include certain additional benefits, the aggregate amounts of which do not exceed 10% of total annual salary and bonus.
(2) Consists of director's fees of $3,000.
(3) Represents employer contribution to the B & L Bank ESOP.

OPTION VALUE AT FISCAL YEAR END

        The following table provides information regarding unexercised stock options for Mr. Oetting as of September 30, 2001. Mr. Oetting did not exercise any stock options during the year ended September 30, 2001.

                                         NUMBER OF SECURITIES
                                        UNDERLYING UNEXERCISED                VALUE OF UNEXERCISED
                                          OPTIONS AT FISCAL                  IN-THE-MONEY OPTIONS AT
           NAME                               YEAR-END (#)                    FISCAL YEAR-END ($) (1)
------------------------------    ----------------------------------    ---------------------------------
                                   EXERCISABLE       UNEXERCISABLE       EXERCISABLE      UNEXERCISABLE
                                  --------------    ----------------    --------------   ----------------
Erwin Oetting, Jr.                    20,240             5,060                --                --

------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on September 30, 2001 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

EMPLOYMENT AGREEMENT

        The Company and B & L Bank have entered into a three-year employment agreement with Mr. Oetting. Under the agreement, the current salary level for Mr. Oetting is $95,848, which amount is paid by B & L Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended for an additional year. The agreement is terminable by the Company and B & L Bank at any time or upon the occurrence of certain events specified by federal regulations.

        The employment agreement provides for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of the Company or B & L Bank. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Oetting is assigned duties inconsistent with his positions, duties, responsibilities and status immediately prior to such change in control.

        The severance payment under the employment agreement will equal 2.99 times Mr. Oetting's average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within 10 business days following the termination of employment. Section 280G of the Internal Revenue Code states that severance payments that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such payments in excess of base compensation, and the Company would not be entitled to deduct such amount.

        The employment agreement restricts Mr. Oetting's right to compete against the Company and B & L Bank for a period of one year from the date of termination of the agreement if Mr. Oetting voluntarily terminates employment, except in the event of a change in control.

SALARY CONTINUATION AGREEMENT

        B & L Bank has entered into a salary continuation agreement with Mr. Oetting to ensure his continued service with B & L Bank through retirement and to provide him with additional financial security at retirement. The agreement provides that if Mr. Oetting remains employed by B & L Bank through the retirement age specified in the agreement, B & L Bank will provide him with monthly benefits of $3,165 for a period of 180 months following retirement. Mr. Oetting has achieved the retirement age specified in the agreement. In the event of Mr. Oetting's death while employed by the Company or B & L Bank, his designated beneficiary will receive the same benefit as if Mr. Oetting had retired at the specified retirement age.

DEFINED BENEFIT PLAN

        B & L Bank is a participant in the Financial Institution Retirement Fund ("FIRF"), a multiple employer, non-contributory defined benefit retirement plan. The FIRF plan covers all employees who have completed one year of service and have attained the age of 21 years and provides for monthly retirement benefits determined based on the employee's base salary and years of service after June 1, 1988. The normal retirement age is 65 and the early retirement age is before age 65, but generally after age 55. Normal retirement benefits are equal to 2.0% multiplied by the years of service to B & L Bank and the employee's average salary for the five highest consecutive years preceding retirement. Benefits under the plan are not subject to offset for social security benefits. If an employee elects early retirement, but defers the receipt of benefits until age 65, the formula for computation of early retirement benefits is the same as if the employee had retired at the normal retirement age. However, if the employee elects early retirement and receives benefits prior to age 65, benefits are reduced by applying an early retirement factor based on the number of years the early retirement date precedes age 65. If a participant terminates employment prior to the normal retirement date or early retirement date as a result of disability, the participant would receive the vested percentage of benefits at the participant's normal retirement date. Separate actuarial valuations are not made for individual members of the plan. As of September 30, 2001, Mr. Oetting had 13.5 years of credited service under the plan.

        The following table illustrates annual pension benefits payable at normal retirement age, based on various levels of compensation and years of service.

                                                   YEARS OF BENEFIT SERVICE
       HIGHEST 5 YEAR FINAL         ----------------------------------------------------
        AVERAGE EARNINGS               5         10         15         25         35
----------------------------------  ---------  --------   --------   --------   --------
            $ 10,000                  1,000      2,000      3,000      5,000      7,000
              20,000                  2,000      4,000      6,000     10,000     14,000
              30,000                  3,000      6,000      9,000     15,000     21,000
              40,000                  4,000      8,000     12,000     20,000     28,000
              60,000                  6,000     12,000     18,000     30,000     42,000
              80,000                  8,000     16,000     24,000     40,000     56,000
             100,000                 10,000     20,000     30,000     50,000     70,000
             120,000                 12,000     24,000     36,000     60,000     84,000
             130,000                 13,000     26,000     39,000     65,000     91,000

--------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

--------------------------------------------------------------------------------

        The Audit Committee is responsible for exercising independent, objective oversight of the Company's independent auditors, accounting functions and internal controls. The Audit Committee is comprised of five Directors of the Company, a majority of whom are independent under the National Association of Securities Dealers' listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

        The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountants independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2001 for filing with the Securities and Exchange Commission.

                               Erwin Oetting, Jr.
                                  Steve Oliaro
                                  Norman Vialle
                               Charles R. Wilcoxon
                                 E. Steva Vialle

--------------------------------------------------------------------------------

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

--------------------------------------------------------------------------------

        Section 16(a) of the Securities Exchange Act of 1934 requires Lexington's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of the Company's executive officers and directors has complied with applicable reporting requirements for transactions in Lexington common stock during the fiscal year ended September 30, 2001.

--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

        Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. B & L Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

--------------------------------------------------------------------------------

                     PROPOSAL 2 -- RATIFICATION OF AUDITORS

--------------------------------------------------------------------------------

        The Board of Directors has appointed Moore, Horton & Carlson, P.C. to be its independent auditors for the 2002 fiscal year, subject to the ratification by stockholders. A representative of Moore, Horton & Carlson is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

        If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
          THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

        The following table sets forth the fees billed to the Company for the fiscal year ending September 30, 2001 by Moore, Horton & Carlson, P.C.:


        Audit Fees............................    $67,500

        Financial information and systems
          design and implementation fees......    $     0

        All other fees*.......................    $20,266

        -----------------------
        * Includes fees for tax-related services, assistance with securities filings.

        The Audit Committee believes that the provision of non-audit services by Moore, Horton & Carlson, P.C. are compatible with maintaining Moore, Horton & Carlson, P.C.'s independence.

--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------

        The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Lexington common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities. The Company has also hired Regan & Associates, New York, New York, to assist in soliciting proxies at a cost of $2,500 plus expenses up to $1,200.

        The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on November 30, 2001. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

        A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ALL PERSONS WHO WERE STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON NOVEMBER 30, 2001 UPON WRITTEN REQUEST TO E. STEVA VIALLE, CORPORATE SECRETARY, LEXINGTON B & L FINANCIAL CORP., 205 SOUTH 13TH STREET, LEXINGTON, MISSOURI 64067. THE COMPANY'S FORM 10-KSB IS ALSO AVAILABLE THROUGH THE SEC'S WORLDWIDE WEBSITE ON THE INTERNET (HTTP://WWW.SEC.GOV).

--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

        Proposals that stockholders seek to have included in the proxy statement for Lexington's next annual meeting must be received by the Company no later than August 23, 2002. Any such proposals will be subject to the requirements of the proxy rules adopted by the SEC.

        The Company's Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 60 nor more than 90 days prior to the date of the annual meeting; provided that if less than 70 days' notice of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ E. Steva Vialle

                                    E. Steva Vialle
                                    SECRETARY

Lexington, Missouri
December 21, 2001

                         LEXINGTON B & L FINANCIAL CORP.
                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 22, 2002
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints the entire Board of Directors, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Lexington B & L Financial Corp. ("Company") owned of record by the undersigned at the Annual Meeting of Stockholders, to be held on January 22, 2002, at 10:00 a.m., local time, at the main office of B & L Bank, 205 South 13th Street, Lexington, Missouri, and at any and all adjournments thereof, as designated below with respect to the matters set forth below and described in the accompanying Proxy Statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

        This proxy card will also be used to provide voting instructions to the trustees for any shares of common stock of the Company allocated to participants under the B & L Bank Employee Stock Ownership Plan.

        1. The election as directors of all nominees listed (except as marked to the contrary below).

               3 year term:  Erwin Oetting, Jr. and Steve Oliaro

               2 year term:  William J. Huhmann.

               FOR                  VOTE WITHHELD
               ---                  -------------

               |_|                       |_|

        2. The ratification of the appointment of Moore, Horton & Carlson, P.C., as independent auditors for the Company for the fiscal year ending September 30, 2002.

               FOR                     AGAINST                     ABSTAIN
               ---                     -------                     -------
               |_|                       |_|                         |_|

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

        The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 21, 2001 and the Annual Report to Stockholders.

        Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                               Dated:___________________________



                                               ---------------------------------
                                               STOCKHOLDER SIGN ABOVE



                                               ---------------------------------
                                               CO-HOLDER (IF ANY) SIGN ABOVE




                          -----------------------------


            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.